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                                                                 EXHIBIT 10.1(b)


                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of November 5, 1999, but to be effective as of September 30, 1999 (the "First Amendment Effective Date"), is made and entered into by and among PENNZOIL-QUAKER STATE COMPANY (formerly known as Pennzoil Products Company), a Delaware corporation (the "Borrower"), the LENDERS party hereto (the "Lenders"), and CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Agent (the "Administrative Agent").


                                    RECITALS

         WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to a Credit Agreement dated as of November 17, 1998 (the "Credit Agreement");

         WHEREAS, pursuant to Section 3.11 of the Credit Agreement, on the Effective Date the Borrower represented that certain reprogramming procedures necessary for the Borrower and its Material Subsidiaries to be materially year 2000 compliant would be completed by October 1, 1999;

         WHEREAS, the Borrower has now determined that, as more fully set forth below, such reprogramming procedures will not be completed by October 1, 1999; and

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed, on the terms and conditions herein set forth, that the Credit Agreement be amended in certain respects;

         NOW, THEREFORE, IT IS AGREED:

         Section 1. Definitions. Terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise provided herein.

         Section 2. Waiver of Default. The Administrative Agent and the Lenders hereby waive the default of the Borrower existing prior to the First Amendment Effective Date with respect to a breach of its representation contained in
Section 3.11 of the Credit Agreement.

         Section 3. Amendment to the Credit Agreement. Section 3.11 of the Credit Agreement is hereby amended to read in its entirety as follows:

         Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the Borrower's, or any Material Subsidiary's, computer systems and (b) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's, or any Material Subsidiary's, systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by October 31, 1999, except (i) the point-of-sale systems at less than 200 Q Lube Stores which are in the process of being sold or converted to Jiffy Lube point-of-sale systems, which sale/conversion process will be materially completed by December 31, 1999, provided that those store that are converted to Jiffy Lube point-of-sale systems will be programmed for


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         proper functioning in and following the year 2000 at the time of such conversion, and (ii) in connection with immaterial computer systems and equipment containing embedded microchips that are not necessary in primary lines of business. The cost to the Borrower and its Material Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower will not result in a Default or a Material Adverse Effect.

         Section 4. Limitations. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to, or waiver or modification of, any other term or condition of the Credit Agreement (other than as specifically set forth in Section 2 of this First Amendment), or (b) except as expressly set forth herein, prejudice any right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the other documents referred to therein. Except as expressly modified hereby or by express written amendments thereof, the terms and provisions of the Credit Agreement or any other documents or instruments executed in connection with the Credit Agreement are and shall remain in full force and effect. In the event of a conflict between this First Amendment and any of the foregoing documents, the terms of this First Amendment shall be controlling.

         Section 5. Representations and Warranties. On and as of the date hereof, after giving effect to this First Amendment, the Borrower represents and warrants the following:

         (a) All of the representations and warranties in Article IV of the Credit Agreement are true and correct in all material respects as if made on and as of the date of this First Amendment, except to the extent any such representation or warranty relates specifically to an earlier date;

         (b) No Default or Event of Default has occurred and is continuing, or would result from the effectiveness of this First Amendment; and

         (c) The execution and delivery by the Borrower of this First Amendment are within the Borrower's powers and have been duly authorized by all necessary corporate or other action.

         Section 6. Payment of Expenses. The Borrower agrees, whether or not the transactions hereby contemplated shall be consummated, to reimburse and save the Administrative Agent harmless from and against liability for the payment of all reasonable substantiated out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under this First Amendment, including, without limitation, the reasonable fees and expenses of any local or other counsel for the Administrative Agent, and all stamp taxes (including interest and penalties, if any), recording taxes and fees, filing taxes and fees, and other charges which may be payable in respect of, or in respect of any modification of, the Credit Agreement. The provisions of this Section shall survive the termination of the Credit Agreement and the repayment of the Loans.

         Section 7. Governing Law. This First Amendment and the rights and obligations of the parties hereunder and under the Credit Agreement shall be construed in accordance with and be governed by the laws of the State of New York and the United States of America.

         Section 8. Descriptive Headings, etc. The descriptive headings of the several Sections of this First Amendment are inserted for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


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         Section 9. Entire Agreement. This First Amendment and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof, including, without limitation, any commitment letters regarding the transactions contemplated by this First Amendment.

         Section 10. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties on separate counterparts and all of such counterparts shall together constitute one and the same instrument.

         Section 11. Amended Definitions. As used in the Credit agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, on and subsequent to the First Amendment Effective Date the term "Agreement" shall mean the Credit Agreement as amended by this First Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective duly authorized officers effective as of the First Amendment Effective Date.

                                   PENNZOIL-QUAKER STATE COMPANY,
                                   as Borrower



                                   By   /s/ LAURIE K. STEWART
                                        ----------------------------------------
                                        Name:  Laurie K. Stewart
                                        Title: Vice President and Treasurer


                                   CHASE BANK OF TEXAS,
                                   NATIONAL ASSOCIATION,
                                   individually, as Issuing Bank and
                                   as Administrative Agent



                                   By   /s/ RUSSELL A. JOHNSON
                                        ----------------------------------------
                                        Name:  Russell A. Johnson
                                        Title: Vice President


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                                   CITIBANK, N.A.
                                   individually and as Syndication Agent


                                   By   /s/ MARK STANFIELD PACKARD
                                        ----------------------------------------
                                        Name:  Mark Stanfield Packard
                                        Title: Vice President


                                   BANK OF AMERICA, N.A., formerly known as
                                   NationsBank, N.A., individually and as
                                   Documentation Agent


                                   By   /s/ JAMES R. ALLRED
                                        ----------------------------------------
                                        Name:  James R. Allred
                                        Title: Managing Director


                                   MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, individually and as Syndication
                                   Agent


                                   By   /s/ DENNIS WILCZEK
                                        ----------------------------------------
                                        Name:  Dennis Wilczek
                                        Title: Associate


                                   DEUTSCHE BANK AG
                                   NEW YORK BRANCH AND/OR
                                   CAYMAN ISLANDS BRANCH


                                   By   /s/ ALEXANDER KAROW
                                        ----------------------------------------
                                        Name:  Alexander Karow
                                        Title: Assistant Vice President


                                   By   /s/ SUSAN L. PEARSON
                                        ----------------------------------------
                                        Name:  Susan L. Pearson
                                        Title: Director


                                   DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES


                                   By   /s/ DEBORAH SLUSARCZYK
                                        ----------------------------------------
                                        Name:  Deborah Slusarczyk
                                        Title: Vice President


                                   By   /s/ KEN HAMILTON
                                        ----------------------------------------
                                        Name:  Ken Hamilton
                                        Title: Senior Vice President


                                   ROYAL BANK OF CANADA


                                   By   /s/ GIL J. BENARD
                                        ----------------------------------------
                                        Name:  Gil J. Bernard
                                        Title: Senior Manager


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                                   THE BANK OF NOVA SCOTIA


                                   By   /s/ F.C.H. ASHBY
                                        ----------------------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager Loan Operations


                                   BANK ONE, NA (Main Office Chicago),
                                   formerly known as The First National Bank of Chicago



                                   By   /s/ JEFF DALTON
                                        ----------------------------------------
                                        Name:  Jeff Dalton
                                        Title: Authorized Officer


                                   MELLON BANK, N.A.


                                   By   /s/ ROGER E. HOWARD
                                        ----------------------------------------
                                        Name:  Roger E. Howard
                                        Title: Vice President


                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION


                                   By   /s/  J. ALAN ALEXANDER
                                        ----------------------------------------
                                        Name:  J. Alan Alexander
                                        Title: Vice President


                                   BANQUE NATIONALE DE PARIS,
                                   HOUSTON AGENCY


                                   By   /s/ JOHN STACY
                                        ----------------------------------------
                                        Name:  John Stacy
                                        Title: Vice President


                                   THE BANK OF NEW YORK


                                   By   /s/ HELEN L. SARRO
                                        ----------------------------------------
                                        Name:  Helen L. Sarro
                                        Title: Vice President


                                   THE BANK OF TOKYO-MITSUBISHI, LTD.


                                   By   /s/ I. OTANI
                                        ----------------------------------------
                                        Name:  I. Otani
                                        Title: Deputy General Manager



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                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                   NEW YORK BRANCH


                                   By   /s/ FELICIA LA FORGIA
                                        ----------------------------------------
                                        Name:  Felicia La Forgia
                                        Title: Vice President


                                   By   /s/ THOMAS LEE
                                        ----------------------------------------
                                        Name:  Thomas Lee
                                        Title: Associate


                                   SUNTRUST BANK, ATLANTA


                                   By   /s/ DEBORAH S. ARMSTRONG
                                        ----------------------------------------
                                        Name:  Deborah S. Armstrong
                                        Title: Vice President



                                   By   /s/ RYAN SIMMONS
                                        ----------------------------------------
                                        Name:  Ryan Simmons
                                        Title: Officer


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